FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-30139

THE GABELLI VALUE 25 FUND INC.

Supplement dated August 2, 2018

to the

Statement of Additional Information dated April 30, 2018

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated April 30, 2018, of The Gabelli Value 25 Fund Inc. Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

The following replaces the heading “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed” in the SAI:

Portfolio Manager Information

Other Accounts Managed

The information below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for day to day management during the fiscal year ended December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies*:	25	$23.6 billion	6	$5.7 billion
	Other Pooled Investment Vehicles:	11	$1.2 billion	8	$939.4 million
	Other Accounts:	1,158	$12.5 billion	6	$1.4 billion
Christopher J. Marangi	Registered Investment Companies:	7	$7.9 billion	3	$5.0 billion
	Other Pooled Investment Vehicles:	3	$121.6 million	0	$0
	Other Accounts:	365	$2.1 billion	0	$0

*	The total number of Registered Investment Companies (“RICs”) in the Fund Complex is 54. Mr. Gabelli is the sole portfolio manager of 15 RICs and part of the portfolio management team of 11 RICs.

Shareholders Should Retain This Supplement For Future Reference